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Exhibit 10.34
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            AGREEMENT TO ASSUME AND PERFORM CONTRACTUAL OBLIGATIONS

     Agreement entered into by and among Boston Beer Company Limited Partnership ("Boston Beer"), Pabst Brewing Company ("Pabst") and Miller Brewing Company ("Miller").

     Effective as of November 1, 1998, Boston Beer entered into an Amended and Restated Production Agreement (the "Production Agreement") with The Stroh Brewery Company, an Arizona corporation ("Stroh"). In connection with a proposed transaction or transactions among Stroh, Pabst and Miller, Stroh, Pabst and Miller have requested that Boston Beer confirm that each of Pabst and Miller is a Permitted Assignee. Boston Beer has agreed to provide such confirmation, on and subject to the terms and conditions set forth in this Agreement.

     Accordingly, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Boston Beer, Pabst and Miller agree as follows:

     1. Pabst hereby agrees to assume and agree to carry out and perform such of Stroh's obligations under the Production Agreement as Boston Beer may request, subject to the Sale and Closure provisions of Section 4 of the Production Agreement, excepting only such obligations of Stroh under the Production Agreement that, by their specific terms, apply only to Stroh.

     2. Miller hereby guarantees to Boston Beer the performance by Pabst in all material respects of the obligations assumed by Pabst under the Production Agreement and agrees to assume and perform such obligations if so requested by Boston Beer.

     3. In specific reliance on the foregoing representations, warranties and covenants of Pabst and Miller, Boston Beer hereby consents to the assignment of Stroh's obligations under the Production Agreement by Stroh to Pabst and, conditionally, to Miller and agrees that each of Pabst and Miller is a "Permitted Assignee."

     Executed effective as of the 5th day of February, 1999.

                              BOSTON BEER COMPANY LIMITED PARTNERSHIP
                              By: Boston Brewing Company, Inc.,
                                  its sole general partner

                              By:   /s/ C. James Koch
                                  ----------------------------------------
                                    PRESIDENT

                              PABST BREWING COMPANY


                              By:   /s/ Dan Campbell
                                  ----------------------------------------
                                    CHIEF FINANCIAL OFFICER

                              MILLER BREWING COMPANY


                              By:   /s/ Paul Napieralski
                                  ----------------------------------------
                                    VICE PRESIDENT-FINANCE